SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2016

The Priceline Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On December 15, 2016, the Board of Directors (the "Board") of The Priceline Group Inc. (the "Company") appointed Glenn D. Fogel, the Company's Head of Worldwide Strategy and Planning and Executive Vice President, Corporate Development, as its Chief Executive Officer and President, effective as of January 1, 2017. The Board also increased the number of directors constituting the full Board to eleven and appointed Mr. Fogel to the Board, effective January 1, 2017. Mr. Fogel, age 54, has served as the Company's Head of Worldwide Strategy and Planning since November 2010 and as Executive Vice President, Corporate Development since March 2009. In these roles, he has been responsible for the Company's worldwide mergers, acquisitions and strategic alliances. Mr. Fogel joined the Company in February 2000. Prior to that, he was a trader at a global asset management firm and prior to that, was an investment banker specializing in the air transportation industry.

In connection with Mr. Fogel's appointment as the Company's Chief Executive Officer and President, he and the Company entered into an employment agreement (the "Employment Agreement") with, among others, the following terms:

•	an initial annual base salary of $750,000;

•	a target annual bonus of 250% of base salary;

•
a grant of restricted stock units on March 4, 2017 for a number of shares with a grant date fair value (as determined under the Company's 1999 Omnibus Plan and its standard grant practices) of $7,000,000;

•
a grant of performance share units on March 4, 2017 for a number of shares with a grant date fair value (as determined under the Company's 1999 Omnibus Plan and its standard grant practices) at target of $14,000,000; and

•
in the event of his termination without Cause or his resignation for Good Reason (each as defined in the Employment Agreement), severance benefits including payments equal to two times his base salary and target annual bonus (three times if the termination occurs within 12 months after a Change of Control (as defined in the Employment Agreement) or, under certain circumstances, within 6 months prior to a Change of Control), a pro rated portion of any earned bonus for the year of termination and any earned bonus for a prior completed year that has not yet been paid.

Mr. Fogel's RSU award and PSU award will vest upon completion of three years of continuous service from the date of grant, subject to pro rata vesting upon a termination without Cause or a resignation for Good Reason. The awards will be subject to the other terms of the respective award agreements. The specific terms of the PSU award have not yet been determined, but are expected to be substantially similar to prior PSU awards granted by the Company to Group executive officers.

The foregoing summary of the Employment Agreement is qualified in its entirety by reference to the agreement itself, which is attached to this Current Report as Exhibit 99.1 and which is incorporated by reference into this Item 5.02.

In connection with the Employment Agreement, the Company and Mr. Fogel have also entered into a new Non-Competition and Non-Solicitation Agreement and a new Employee Confidentiality and Assignment Agreement, copies of which are attached to this Current Report as Exhibits 99.2 and 99.3, respectively, and which are incorporated by reference into this Item 5.02.

In addition, on December 15, 2016, the Board of Directors designated Jeffery H. Boyd, the Company's current Chairman of the Board and Interim Chief Executive Officer and President, as the Executive Chairman of the Board, effective January 1, 2017 for a term ending on the date of the Company's 2018 annual meeting of stockholders (subject to earlier termination by the Board or Mr. Boyd). In his role as Executive Chairman, in addition to the normal responsibilities of the Chairman of the Board, Mr. Boyd will support the CEO transition and provide counsel to the CEO on strategic, operational and organizational issues and fulfill such other duties as reasonably agreed by him, the Board and the Chief Executive Officer. In connection with Mr. Boyd's appointment as Executive Chairman of the Board, he and the Company entered into a letter agreement (the "Executive Chairman Agreement") with, among others, the following terms:

•	an annual salary of $150,000; and

•
a grant of restricted stock units on March 4, 2017 for a number of shares with a grant date fair value (as determined under the Company's 1999 Omnibus Plan and its standard grant practices) of $5,000,000.

Mr. Boyd's RSU award will vest, subject to continuous service as Executive Chairman, immediately prior to the Company's 2018 annual meeting of stockholders, subject to pro rata vesting from January 1, 2017 in the event his service as Executive Chairman is terminated by the Board or by Mr. Boyd (except in the case of a termination involving Cause (as defined in the Executive Chairman Agreement) in which case the RSU award will not vest). The award will be subject to the other terms if the award agreement.

The foregoing summary of the Executive Chairman Agreement is qualified in its entirety by reference to the agreement itself,

which is attached to this Current Report as Exhibit 99.4 and which is incorporated by reference into this Item 5.02.

Item 7.01.    Regulation FD Disclosure

A copy of the press release announcing the matters referenced in Item 5.02 is furnished with this Current Report as Exhibit 99.5.

The information furnished herewith pursuant to this Item 7.01 of this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
99.1    Employment Agreement, dated December 15, 2016, between the Company and Glenn D. Fogel

99.2	Non-Competition and Non-Solicitation Agreement, dated December 15, 2016, between the Company and Glenn D. Fogel
99.3    Employee Confidentiality and Assignment Agreement
99.4    Letter Agreement, dated December 15, 2016, between the Company and Jeffery H. Boyd
99.5    Press Release dated December 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Secretary

Date:  December 16, 2016

EXHIBIT INDEX

Exhibit No.    Description

99.1        Employment Agreement, dated December 15, 2016, between the Company and Glenn D. Fogel

99.2	Non-Competition and Non-Solicitation Agreement, dated December 15, 2016, between the Company and Glenn D. Fogel
99.3        Employee Confidentiality and Assignment Agreement
99.4        Letter Agreement, dated December 15, 2016, between the Company and Jeffery H. Boyd
99.5        Press Release dated December 15, 2016